Exhibit 10.2

Promissory Note

January 28, 2020

FOR VALUE RECEIVED, the undersigned (the “Borrower”), hereby promises to pay to Timber Pharmaceuticals LLC, or its registered assigns (the “Lender”), in accordance with the provisions of the Credit Agreement (as hereinafter defined), $2,500,000, or if less, the principal amount of each Loan from time to time made by the Lender to the Borrower under that certain Credit Agreement, dated as of January 28, 2020 (as amended, restated, extended, supplemented or otherwise modified in writing from time to time, the “Credit Agreement;” the terms defined therein being used herein as therein defined unless otherwise defined herein), by and between the Borrower and the Lender.

The Borrower promises to pay interest on the unpaid principal amount of each Loan made by the Lender from the date of such Loan until such principal amount is paid in full, at such interest rates, if any, and at such times as provided in the Credit Agreement.  All payments of principal and interest shall be made to the Lender in Dollars in immediately available funds.  If any principal amount is not paid in full when due hereunder, such unpaid amount shall bear interest from the due date thereof until the date of actual payment (and before as well as after judgment) computed at the per annum rate set forth in the Credit Agreement.

This Note is the Note referred to in the Credit Agreement and the holder is entitled to the benefits thereof.  Each Loan made by the Lender shall be evidenced by one or more loan accounts or records maintained by the Lender in the ordinary course of business.  The Lender may also endorse on Schedule I hereto the date, amount and maturity of its Loans and payments with respect thereto.

The Borrower, for itself, its successors and assigns, hereby waives diligence, presentment, protest and demand and notice of protest, demand, dishonor and non-payment of this Note.

Delivery of an executed counterpart of a signature page of this Note by fax transmission or other electronic mail transmission (e.g. “pdf” or “tif”) shall be effective as delivery of a manually executed counterpart of this Note.

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THIS NOTE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF DELAWARE.

BIOPHARMX CORPORATION
a Delaware corporation

By:	/s/ David S. Tierney
Name:	David S. Tierney, M.D.
Title:	President and Chief Executive Officer

Schedule 1

to Promissory Note

LOANS, CONVERSIONS AND REPAYMENTS OF LOANS

Date	Principal Amount of Loans	Amount of Principal Loans Repaid	Unpaid Principal Balance of Loans	Notation Made By